UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2006

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

19700 Fairchild Road, Suite 230, Irvine, California 92612

(Address of principal executive offices)

(949) 271-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events

On February 21, 2006, DynTek, Inc. (the “Company”) issued a press release announcing a recapitalization plan that is expected to bring the Company more favorable debt terms and up to $7 million in net working capital.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01                     Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press Release dated February 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.

Date: February 27, 2006	By:	/s/ Casper Zublin, Jr.
Casper Zublin, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 21, 2006.